PRUDENTIAL SERIES FUND

SP International Growth Portfolio
Global Portfolio

Supplement dated June 17, 2013 to the Statement of Additional Information (SAI) dated May 1, 2013

 The following revisions are hereby made to the Prudential Series Fund SAI.

I.	All references to Marsico Capital Management, LLC (Marsico) are hereby deleted.
II.	The following is added to the table in Part I of the SAI entitled “Portfolio Managers: Other Accounts” for SP International Growth Portfolio.
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Fund Ownership
Neuberger Berman Management LLC	Benjamin Segal, CFA	4/$1,233 million	0/$0	35/$7,081 million	None

Information is as of May 3, 2013.
*Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP).

III.	The following is added to the table in Part I of the SAI entitled “Portfolio Managers: Other Accounts” for Global Portfolio.
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Fund Ownership
Brown Advisory, LLC	Kenneth M. Stuzin, CFA	10/$5,500 million	7/$2,430 million	614/$6,275 million	None

Information is as of May 31, 2013.

IV.	The following is added to the section “Portfolio Managers: Compensation & Conflicts Policies” in the SAI.

Brown Advisory, LLC

COMPENSATION.  Brown Advisory compensates its portfolio managers with a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the business. Portfolio managers who are members of Brown Advisory’s management team may maintain a significant equity interest in the Brown Advisory enterprise. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1-, 3- and 5-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1-, 3- and 5-year periods.

CONFLICTS OF INTEREST. Brown Advisory may manage accounts in addition to the Portfolio, including proprietary accounts, employee accounts, separate accounts, private funds, long-short funds and other pooled investment vehicles. Such accounts may have different fee arrangements than the Portfolio, including performance-based fees.  Management of such accounts may create conflicts of interest including but not limited to the bunching and allocation of transactions and allocation of investment opportunities.  Brown Advisory may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Portfolio; however, Brown Advisory seeks as a matter of policy, to achieve best execution and to the extent practical, to allocate investment opportunities over a period of time on a fair and equitable basis.  Brown Advisory has adopted a Code of Ethics and other policies and procedures which we believe to be reasonably designed to ensure that clients are not harmed by potential or actual conflicts of interest; however, no policy or procedures can guarantee detection, avoidance or amelioration for every situation where a potential or actual conflict of interest may arise.

Neuberger Berman Management LLC.

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees.  Neuberger Berman is also focused on creating a compensation process that they believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula.  In addition, the bonus may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

Incentive Structure

As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.

The terms of its long-term retention incentives are as follows:

•              Employee-Owned Equity.  An integral part of the management buyout of Neuberger Berman was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.  Investment professionals have received a majority of the common equity owned by all employees, and the same proportion of the preferred interests owned by employees.

Employee equity and preferred stock will be subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

•              Contingent Compensation.  Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the CCP) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.   Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman’s investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant's contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.  Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and 50% after three years.  The contingent amounts under the 2011 CCP will vest in 1/3 increments each year over a three year period.  Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•              Restrictive Covenants.  Select senior professionals who have received equity grants have agreed to restrictive covenants which may include non-compete and non-solicit restrictions depending on participation.

CONFLICTS OF INTEREST. While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

As a result of the portfolio manager's day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it.

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